UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2016

j2 Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	47-1053457 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 5, 2016 (the " Closing Date "), j2 Global, Inc., a Delaware corporation (" j2 "), completed the previously announced acquisition of Everyday Health, Inc., a Delaware corporation (" Everyday Health "), pursuant to the Agreement and Plan of Merger (" Merger Agreement "), dated October 21, 2016, by and among j2, Ziff Davis, LLC, a Delaware limited liability company and a subsidiary of j2 (" Parent " or " Ziff Davis "), Project Echo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (" Purchaser "), and Everyday Health.  This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01     Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

The following audited consolidated financial statements of Everyday Health, Inc. are attached hereto as Exhibit 99.1 and incorporated herein by reference:

•
Audited Consolidated Balance Sheets as of December 31, 2015 and 2014 and the Consolidated Statements of Operations, Redeemable Convertible Preferred Stock and Stockholders' Equity, and Cash Flows for the three year period ended December 31, 2015.

The following unaudited financial statements of Everyday Health, Inc. are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•
Unaudited Consolidated Balance Sheet as of September 30, 2016 and the Unaudited Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for the nine months ended September 30, 2016 and 2015.

(b) Unaudited Pro Forma Condensed Combined Financial Statements.

The following unaudited pro forma condensed combined financial statements of j2 are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2016 and the year ended December 31, 2015; and,

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Auditors, Ernst & Young LLP

99.1
Audited Consolidated Balance Sheets as of December 31, 2015 and 2014 and the Consolidated Statements of Operations, Redeemable Convertible Preferred Stock and Stockholders' Equity, and Cash Flows for the three year period ended December 31, 2015.

99.2	Unaudited Consolidated Balance Sheet as of September 30, 2016 and the Unaudited Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for the nine months ended September 30, 2016 and 2015.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of j2 Global, Inc. as of September 30, 2016, and, Unaudited Pro Forma Condensed Combined Statement of Operations of j2 Global, Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015 and the accompanying notes thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: February 21, 2017	By:	/s/ Jeremy Rossen
Jeremy Rossen Vice President and General Counsel

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INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Auditors, Ernst & Young LLP

99.1
Audited Consolidated Balance Sheets as of December 31, 2015 and 2014 and the Consolidated Statements of Operations, Redeemable Convertible Preferred Stock and Stockholders' Equity, and Cash Flows for the three year period ended December 31, 2015.

99.2	Unaudited Consolidated Balance Sheet as of September 30, 2016 and the Unaudited Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for the nine months ended September 30, 2016 and 2015.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of j2 Global, Inc. as of September 30, 2016, and, Unaudited Pro Forma Condensed Combined Statement of Operations of j2 Global, Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015 and the accompanying notes thereto.

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